      As filed with the Securities and Exchange Commission on July 10, 1998

                                                    Registration No. 333-46271

--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                         POST-EFFECTIVE AMENDMENT NO. 1

                                       to

                                    FORM S-4

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                              --------------------

                       MAUNA LOA MACADAMIA PARTNERS, L.P.
             (Exact Name of Registrant as Specified in Its Charter)


               Delaware                                2421                         99-0248088

    (State or Other Jurisdiction of        (Primary Standard Industrial          (I.R.S. Employer
    Incorporation or Organization)          Classification Code Number)       Identification Number)

                                 828 Fort Street
                             Honolulu, Hawaii 96813
                                 (808) 532-4130
               (Address, Including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Offices)

                              --------------------

                                 Kent T. Lucien
                                 828 Fort Street
                             Honolulu, Hawaii 96813
                                 (808) 532-4130
                (Name, Address, Including Zip Code, and Telephone
               Number, Including Area Code, of Agent For Service)

                                   Copies To:


         Carlsmith Ball Wichman                   Goodsill Anderson
              Case & Ichiki                         Quinn & Stifel
        Suite 2200, Pacific Tower                 1099 Alakea Street,
           1001 Bishop Street                         Suite 1800
         Honolulu, Hawaii 96813                  Honolulu, Hawaii 96813
             (808) 523-2500                           (808) 547-5600
     Attn: William E. Atwater, Esq.             Attn: David J. Reber, Esq.

                              --------------------

        Approximate Date of Commencement of Proposed Sale to the Public:
   As soon as practicable after this Registration Statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box:

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

                  The Registrant hereby deregisters the securities registered pursuant to this Registration Statement on Form S-4, which was declared effective on May 14, 1998.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of Honolulu, State of Hawaii, on July 9, 1998.

                                         MAUNA LOA MACADAMIA
                                         PARTNERS, L.P.

                                         By:  Mauna Loa Resources Inc.
                                              Managing Partner

                                         By: /s/ Kent T. Lucien
                                             ----------------------------------

                                             Kent T. Lucien
                                             President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

      Signature                  Title                       Date
      ---------                  -----                       ----

         *
-----------------------  Chairman of the Board of           July 9, 1998
J. W. A. Buyers          Directors and Director (Chief
                         Executive Officer)


         *
-----------------------  President and Director             July 9, 1998
Kent T. Lucien


         *
-----------------------  Senior Vice President and Chief    July 9, 1998
Gregory A. Sprecher      Financial Officer (Principal
                         Financial Officer and Principal
                         Accounting Officer)


         *
-----------------------
James S. Andrasick       Director                           July 9, 1998

         *
-----------------------
James H. Case            Director                           July 9, 1998

         *
-----------------------
Dr. Ralph C. Hook, Jr.   Director                           July 9, 1998

* /s/ Kent T. Lucien
-----------------------
  By Kent T. Lucien, Attorney-in-Fact






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